UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 14, 2023

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee FL	34761
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2023, Dr. John Pasqual and Joseph Gitto were appointed to the Board of Directors of iCoreConnect Inc., (the “Company”). Dr. Pasqual and Mr. Gitto were appointed to the Audit Committee, Compensation Committee and the Nomination and Governance Committee of the Board.

Dr. Pasqual served as Clinical Associate Professor at the University of Florida from 2013 to 2015 and has practiced as a board-certified oral & maxillofacial surgeon in private practice since 2010. Dr. Pasqual brings extensive experience and expertise in healthcare to iCoreConnect. Dr. Pasqual holds a Doctor of Dental Medicine degree from the University of Pittsburgh and multiple certificates in Oral and Maxillofacial Surgery, Anesthesia and Dentistry from Case Western Reserve University. Dr. Pasqual earned his Bachelor of Arts in Biology & English Literature at the University of Denver. He is a Fellow of the American College of Oral and Maxillofacial Surgery, American Association of Oral and Maxillofacial Surgeons, and Diplomate of the American Board of Oral and Maxillofacial Surgery. Dr. Pasqual is past president of the Atlantic Coast Dental Association and South Palm Beach County Dental Association and maintains membership in a number of professional associations and societies.

From January 2012 until March 2019, Mr. Gitto served as co-owner, president, chief financial officer and director of sales of BrightStar Home Health Care, a franchise that provides home skilled and non-skilled care to seniors and pediatrics. Since April 2019, Mr. Gitto has served as financial planner, business development for Heritage Investment Group. Mr. Gitto is an accomplished senior Finance, Sales and Operational Executive, Entrepreneur, Coach, Thought Leader, and Board Member with more than 25 years of success in various industries covering both public and private entities. Mr. Gitto holds a BS Accounting from Baruck College-CUNY.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCORECONNECT INC. (Registrant)

Dated: April 14, 2023	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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